UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

HSBC Advisor Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

YOUR IMMEDIATE ATTENTION IS REQUESTED
Special Meeting of Shareholders Scheduled for April 14, 2016

HSBC Funds
HSBC Opportunity Fund	Aggressive Strategy Fund
HSBC U.S. Government Money Market Fund	Balanced Strategy Fund
HSBC Prime Money Market Fund	Moderate Strategy Fund
HSBC U.S. Treasury Money Market Fund	Conservative Strategy Fund
HSBC Emerging Markets Debt Fund	Income Strategy Fund
HSBC Emerging Markets Local Debt Fund	HSBC Global High Income Bond Fund
HSBC Total Return Fund	HSBC Global High Yield Bond Fund
HSBC Frontier Markets Fund	HSBC Euro High Yield Bond Fund (USD Hedged)
HSBC Asia ex-Japan Smaller Companies Equity Fund	HSBC Global Equity Volatility Focused Fund

HSBC Advisor Funds Trust	HSBC Portfolios
HSBC Opportunity Fund	HSBC Opportunity Portfolio

Dear Shareholder:

We recently distributed proxy materials in connection with a Special Meeting of Shareholders for the above HSBC Funds (each, a “Fund”), which we will hold at 10:00 am ET, at the offices of Citi Fund Services, 800 Boylston Street, 24th Floor, Boston, Massachusetts 02116. The Special Meeting of Shareholders is fast approaching and our records indicate that we have not yet received your vote. In an effort to avoid incurring further expenses, we are asking you to please take a moment now to submit your vote. You may think your vote is inconsequential, but your participation helps us to avoid costly adjournments and additional solicitations.

Shareholders will be asked to vote on the following proposals:

Proposals		Shareholders Solicited to Vote
1.	To approve election of five nominees to serve as Trustees on the Boards of Trustees (“Proposal 1”)	All Funds
2.	To approve the reorganization of each Trust into a single newly established Delaware statutory trust from a Massachusetts business trust or New York trust, as applicable (“Proposal 2”)	All Funds
3.	To approve an amendment to the current “managers of managers” arrangement for the Funds (“Proposal 3”)	Certain Funds. Please see proxy statement at www.okapivote.com/HSBC for further details
4.	To approve revisions to the Funds’ fundamental investment policies in order to conform and modernize the policies (“Proposal 4”)	Certain Funds. Please see proxy statement at www.okapivote.com/HSBC for further details.

The Boards of Trustees unanimously recommend shareholders vote “FOR” the proposals.

In order for your vote to be represented, we must receive your voting instructions. For your convenience, please use any of the following methods to submit your vote:

1.	By Internet Follow the simple instructions on the enclosed proxy card.
2.	By Touchtone Call the toll-free number located on your proxy card and follow the simple instructions.
3.	By Mail Simply return your executed proxy card in the envelope provided.

If possible, please use either of the first two options to ensure your vote is captured in time for the meeting.

If you have any questions, please call Okapi Partners, our proxy solicitor, toll-free at (877) 279-2311.
Representatives are available Monday - Friday 9:00am to 9:00pm (ET)

Take a moment and vote today! Thank you!